Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
(11)	Subsequent Events

On January 24, 2019, we received a letter from NASDAQ stating that the Company had failed to demonstrate compliance with the Minimum Public Holders Rule within the required time period and that, accordingly, the NASDAQ staff had initiated procedures to delist our Class A common shares, Units and Warrants from NASDAQ. In addition, NASDAQ advised us that our failure to comply with Listing Rule 5620(a), which requires that we hold an annual meeting of shareholders within one year of the end of each fiscal year, serves as an additional basis for delisting. We have requested a hearing to appeal the staff’s determination, which will stay the suspension of its securities and the delisting procedures while the appeal is pending.

On January 30, 2019, HMAC has drawn an amount of $200,000, under a promissory note with its Sponsor.  The loan is unsecured and bears interest at a rate per annum of LIBOR plus 0.60%.

On February 19, 2019 HMAC announced the commencement of a tender offer pursuant to the terms of the Merger Agreement by and among HMAC, and NCF Wealth Holdings Limited.

On February 22, 2019, HMAC has drawn an amount of $400,000, under a promissory note with its Sponsor.  The loan is unsecured and bears interest at a rate per annum of LIBOR plus 0.60%.

On March 20, 2019, HMAC announced the final results of its previously announced tender offer.  A total of 1,926,021 Class A common shares were validly tendered and accepted for purchase for a total cost of approximately $19.7 million, excluding fees and expenses related to the Tender Offer, which will be released from the Company’s trust account.

On March 21, 2019, HMAC closed the previously announced merger with NCF Wealth Holdings.